UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2012

General Steel Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21st Floor, Building B, Jia Ming Center
No. 27 Dong San Huan North Road
Chaoyang District, Beijing 100020

 (Address of principal executive offices)

Registrant’s telephone number, including area code:

+ 86 (10) 57757691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)          On December 19, 2012, General Steel Holdings, Inc.’s (the “Company”) Audit Committee of the Board of Directors approved the dismissal of PricewaterhouseCoopers Zhong Tian CPAs Limited Company (“PwC”), as its independent registered public accounting firm. The Company notified PwC of its dismissal on December 19, 2012.

PwC was engaged as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2011. Through the date of its dismissal by the Audit Committee, PwC had not completed its audit or provided a report on the financial statements of the Company for such period, or any other period.

Connected with the audits of the Company’s financial statements for the fiscal year ended December 31, 2011 and the interim periods through the date hereof, there were: (i) no disagreements between the Company and PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such periods; and (ii) no reportable events within the meaning set forth in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosures in this Current Report on Form 8-K and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the Company’s statements included in this Item 4.01. After the Company receives this letter, it will be filed as an exhibit to an amendment to this Current Report on Form 8-K.

(b)          On December 19, 2012, the Audit Committee of the Company’s Board of Directors approved the engagement of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm.  During the two most recent fiscal years and the interim periods preceding the engagement, the Company has not consulted Friedman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

On December 19, 2012, the Company issued the press release, furnished as Exhibit 99.1 hereto and incorporated herein by reference, reporting that the Company has changed its independent registered public accounting firm.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release issued on December 19, 2012

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although General Steel Holdings, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc. cannot guarantee future results or events.  General Steel Holdings, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: December 19, 2012